Exhibit 99.1

FOR IMMEDIATE RELEASE

Silver Run Acquisition Corporation II to Merge with Alta Mesa and Kingfisher Midstream to Form a Combined Company Valued at Approximately $3.8 Billion

HOUSTON, TX, August 16, 2017 — Silver Run Acquisition Corporation II (“Silver Run II”) (NASDAQ: SRUN, SRUNU, SRUNW) today announced that, subject to certain conditions, it has entered into definitive agreements to combine with Alta Mesa Holdings, LP (“Alta Mesa”) and Kingfisher Midstream, LLC (“Kingfisher”). Alta Mesa is an independent exploration and production company with assets located in the STACK play in Oklahoma. Kingfisher is a company engaged in the gathering, processing, and marketing of hydrocarbons in the STACK play (collectively, the “business combination”).

Founded in 1987 by Michael E. Ellis and based in Houston, Texas, Alta Mesa is a leading pure-play exploration and production company focused on the prolific STACK play in the Anadarko Basin. With approximately 120,000 contiguous net acres and about 4,200 gross identified drilling locations, Alta Mesa is among the largest and most active operators in the STACK. Since 2012, Alta Mesa has drilled to total-depth 205 STACK horizontal wells, in order to further delineate and de-risk its approximate 300 square mile position in the up-dip oil window of the STACK. To date, Alta Mesa has completed 173 of these wells, with 167 on production. Based upon production through the second quarter of 2017, Alta Mesa expects EURs at year end to exceed 650 MBOE per well or approximately 140 BOE per foot of lateral.

Kingfisher Midstream is a private midstream company with a leading position in the STACK play, with Alta Mesa serving as its anchor producer. Kingfisher’s assets include over 300 miles of pipeline, 50 thousand barrels of crude storage capacity, and 60 MMcf/d of gas processing capacity with an additional 200 MMcf/d cryogenic plant expansion expected to commence operations in the fourth quarter of 2017. With approximately 300,000 gross dedicated acres from Alta Mesa and five other third party customers, Kingfisher is uniquely positioned to capitalize on the increasing development activity in the STACK.

At consummation of the transaction, Silver Run II is expected to be renamed Alta Mesa Resources, Inc. and trade on the NASDAQ stock exchange under the ticker symbol “AMR”. James T. Hackett, Chairman and Chief Executive Officer of Silver Run II, will serve as Executive Chairman following the consummation of the business combination, while Harlan H. Chappelle, Michael E. Ellis, and Michael A. McCabe will continue as Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer of Alta Mesa Resources, Inc., respectively.

Mr. Hackett commented, “We formed Silver Run II with the objective of acquiring low-breakeven, stacked-pay, oil-weighted assets, preferably with an integrated related midstream platform. The combination of Alta Mesa and Kingfisher is a perfect strategic match for our desired integrated platform. Alta Mesa’s highly contiguous core acreage position in Northeast Kingfisher County has among the lowest breakevens in the U.S. at around $25 per barrel. Kingfisher adds a highly strategic and synergistic midstream subsidiary with significant additional third party growth potential. We are excited about the possibilities for the combined company, including a potential future midstream IPO. Importantly, the current owners of Alta Mesa and Kingfisher are investing alongside Silver Run II’s stockholders by committing to hold significant amounts of equity in the combined company. I am very excited about the opportunity to work alongside Hal Chappelle, Mike Ellis, Mike McCabe and the Alta Mesa team in this pure-play STACK upstream and midstream company. It is the first of its kind in the public markets, and we believe it creates significant advantages for both organic and inorganic growth for our stockholders.”

Mr. Chappelle stated, “We see this as a tremendous way to continue our evolution as a low-cost, high-value producer in the STACK. We have been fortunate to have strong financial partners in HPS Investment Partners and Bayou City Energy during a pivotal stage of growth, and we are well-positioned for this next stage. Mike Ellis and I are excited about the opportunity to work with Jim Hackett, Silver Run II, and Riverstone to continue building a great enterprise. Kingfisher Midstream is a creative addition, as it has been an important factor in our growth, providing effective gathering, efficient processing, and assurance that our production will continue to flow as the activity in the basin expands.”

Zach Lee, Chief Executive Officer of ARM Energy Holdings, LLC (“ARM”), the operator of Kingfisher’s assets and an equity owner of Kingfisher, noted, “We are very pleased by the success that Kingfisher has garnered. ARM’s downstream intelligence and in-depth fundamentals analysis identified the STACK play early as a rapidly growing region in need of midstream infrastructure and proactively solved for a takeaway solution for its producer partners, chief among them Alta Mesa as one of the most active and successful drillers in the play. We have experienced firsthand the production growth Alta Mesa has been able to achieve and are pleased to be a shareholder and continue our partnership with our existing financial partner, HPS Investment Partners, as well as Silver Run II, Riverstone, and Alta Mesa.”

Alta Mesa Resources will have an aggregate market capitalization of approximately $3.8 billion. At $10.00 per share, the combined company would represent a valuation of 7.1x FV/2018E EBITDA. Alta Mesa would represent 6.1x FV/2018E EBITDA, and Kingfisher would represent 7.3x FV/2018E EBITDA. Riverstone and Alta Mesa management will collectively own a significant portion of the combined company, representing approximately 34% of the pro-forma market capitalization.

The transaction is subject to the approval of Silver Run II stockholders and the satisfaction or waiver of other customary closing conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The transaction is expected to close in the fourth quarter of 2017.

The description of the business combination and related transactions contained herein is only a summary and is qualified in its entirety by reference to the related contribution agreements and other related agreements.

Advisors

Citigroup acted as capital markets advisor to Silver Run II, Tudor, Pickering, Holt & Co. acted as financial advisor to Silver Run II, and Latham & Watkins LLP acted as its legal counsel.

Citigroup acted as sole financial advisor and lead capital markets advisor to Alta Mesa. Goldman Sachs and Morgan Stanley also acted as capital markets advisors to Alta Mesa. Haynes & Boone LLP acted as legal advisor to Alta Mesa.

JP Morgan served as lead financial advisor and Barclays acted as co-financial advisor to Kingfisher. Bracewell LLP acted as legal advisor to HPS Investment Partners and Kingfisher, Durham, Jones & Pinegar acted as legal advisor to ARM and Kirkland & Ellis LLP represented Bayou City Energy.

Investor Call and Presentation Information

A pre-recorded conference call offering commentary from management of Silver Run II and Alta Mesa on the transaction details will be made available to all investors on August 17, 2017 at 5:00 a.m. Central time (6:00 a.m. Eastern time). The pre-recorded remarks can be accessed via webcast by visiting the following website: http://www.altamesa.net. In addition, an investor presentation will be filed with the

Securities and Exchange Commission (the “SEC”) on August 17, 2017, which can be viewed on the SEC website at www.sec.gov.

About Silver Run Acquisition Corporation II

Silver Run Acquisition Corporation II is an energy-focused special purpose acquisition company formed by Riverstone Holdings LLC (“Riverstone”) for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The company’s strategy is to identify, acquire and, after its business combination, build a company in the energy industry that complements the experience of its management team and can benefit from their operational experience and expertise.

About Alta Mesa Resources, Inc.

Alta Mesa Resources is an independent exploration and production company focused on the development and acquisition of unconventional oil and natural gas reserves in the Anadarko Basin.

About Kingfisher Midstream, LLC

Kingfisher was formed by HPS Investment Partners and ARM to provide midstream energy services, including crude oil gathering, gas gathering and processing and marketing to producers of natural gas, natural gas liquids (“NGLs”), crude oil and condensate.

About ARM Energy Holdings, LCC

ARM Energy Holdings, LLC (“ARM”) is a private, Delaware limited liability company. ARM is a producer services company operating in the physical marketing, trading and midstream sectors. Additionally, ARM provides hedging advisory services to over 130 upstream companies.

About Riverstone Holdings, LLC

Riverstone Holdings LLC is an energy and power-focused private investment firm founded in 2000 by David M. Leuschen and Pierre F. Lapeyre, Jr. with over $37 billion of capital raised. Riverstone conducts buyout and growth capital investments in the exploration & production, midstream, oilfield services, power, and renewable sectors of the energy industry. With offices in New York, London, Houston, and Mexico City, Riverstone has committed over $35 billion to more than 130 investments in North America, Latin America, Europe, Africa, Asia, and Australia.

About Bayou City Energy Management LLC

Bayou City Energy Management LLC (“BCE”) is a private equity firm founded in 2015 to focus on making investments in the North American upstream oil and gas sector. BCE targets privately negotiated investments through two complementary strategies: providing buyout and growth equity capital for operators with current production and exploitable upside, and partnering with operators to provide dedicated drilling capital in off-balance sheet structures. The BCE team, combined with the firm’s Advisory Board and strategic relationship with Argus Energy Managers, provides operators access to expertise, capital, and trusted partnership.

About HPS Investment Partners, LLC

HPS Investment Partners, LLC (“HPS”) is a leading global investment firm with a focus on non-investment grade credit. Established in 2007, HPS has approximately 100 investment professionals and over 200 total employees, and is headquartered in New York with ten additional offices globally. HPS was originally formed as a unit of Highbridge Capital Management, LLC, a subsidiary of J.P. Morgan Asset Management, and formerly known as Highbridge Principal Strategies, LLC. In March 2016, the principals of HPS acquired the firm from J.P. Morgan, which retained Highbridge’s hedge fund strategies. As of June 2017, HPS had approximately $41 billion of assets under management and since inception has invested over $4 billion in the energy and power industries.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: the parties’ ability to effect the business combination; the benefits of the business combination; the future financial performance of Silver Run II following the business combination; and changes in Alta Mesa’s and Kingfisher’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Silver Run II’s or Alta Mesa’s views as of any subsequent date, and Silver Run II and Alta Mesa do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, Silver Run II’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the definitive agreements relating to the business combination; (ii) the outcome of any legal proceedings that may be instituted against Silver Run II following announcement of the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Silver Run II, or other conditions to closing in the definitive agreements relating to the business combination; (iv) the risk that the proposed business combination disrupts current plans and operations of Silver Run II, Alta Mesa or Kingfisher as a result of the announcement and consummation of the business combination; (v) Silver Run II’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Silver Run II to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Silver Run II, Alta Mesa or Kingfisher may be adversely affected by other economic, business, and/or competitive factors.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination and other transactions described herein or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information For Investors and Stockholders

In connection with the proposed business combination, Silver Run II intends to file a proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of Silver Run II and will contain important information about the proposed business combination and related matters. Silver Run II stockholders and other interested persons are advised to read, when available, the proxy statement in connection with Silver Run II’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed business combination because the proxy statement will contain important information about the transaction. When available, the definitive proxy statement will be mailed to Silver Run II stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Silver Run II and its directors and officers may be deemed participants in the solicitation of proxies of Silver Run II stockholders in connection with the proposed business combination. Silver Run II stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Silver Run II in its Registration Statement on Form S-1 initially filed with the SEC on March 2, 2017. Additional information will be available in the definitive proxy statement when it becomes available.

Reserves

Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date (SEC pricing) and cumulative production prior to such given date for developed wells. EURs of horizontal wells will vary depending upon many factors, including, without limitation, lateral lengths, spacing and number of fracing stages, and quality of the penetrated formation. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of anticipated future well results of all wells drilled on Alta Mesa’s STACK acreage.

Contact:

Silver Run Acquisition Corporation II

Jeffrey Taufield / Daniel Yunger

Kekst

(212) 521-4800

Alta Mesa Holdings, LP

Lance L. Weaver

(281) 943-5597

lweaver@altamesa.net

SOURCE: Silver Run Acquisition Corporation II and Alta Mesa Holdings, LP